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                                4,500,000 Shares

                              LIFECELL CORPORATION

                                  Common Stock


                             UNDERWRITING AGREEMENT


                                                               November __, 1997


VECTOR SECURITIES INTERNATIONAL, INC.
GRUNTAL & CO., L.L.C.

     As Representatives of the Several Underwriters

c/o  VECTOR SECURITIES INTERNATIONAL, INC.
     1751 Lake Cook Road, Suite 350
     Deerfield, Illinois  60015

Dear Sirs:

                  LifeCell Corporation, a Delaware corporation (the "Company"), and the persons or entities listed in Schedule II hereto (the "Selling Stockholders"), confirm their respective agreements with the several Underwriters named in Schedule I hereto (the "Underwriters") for whom Vector Securities International, Inc. ("Vector"), and Gruntal & Co., L.L.C. are acting as representatives (the "Representatives") with respect to (i) the sale by the Company and the Selling Stockholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.001 per share (the "Initial Securities"), of the Company set forth in Schedules I and II hereto and (ii) the grant by the Company and the Selling Stockholders, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in Section 2 hereof to purchase up to an aggregate of 675,000 additional shares of Common Stock of the Company (the "Option Securities") to cover over-allotments, if any. The Initial Securities and the Option Securities are hereinafter collectively referred to as the "Securities." The Company's Common Stock, par value $.001 per share, including the Securities, is hereinafter referred to as the "Common Stock." The Company and the Selling Stockholders wish to confirm as follows their respective agreements with you and the other Underwriters on whose behalf you are acting in connection with the several purchases by the Underwriters of the Securities:



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                  1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has
prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (No. 333-37123) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus, or prospectuses, and either (A) has prepared and filed, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus or (B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of this Agreement. Additionally, if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b), promptly after execution and delivery of this Agreement. The information, if any, included in such prospectus or in such Term Sheet, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A, is referred to herein as the "Rule 430A Information," or (b) pursuant to paragraph (d) of Rule 434, is referred to herein as the "Rule 434 Information." Each prospectus used before the time such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information that was used after effectiveness and prior to the execution and delivery of this Agreement is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, at the time it became effective and including the Rule 430A Information or the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term Registration Statement shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein referred to as the "Prospectus." If Rule 434 is relied upon, the term "Prospectus" shall refer to the preliminary prospectus last furnished to the Underwriters in connection with the offering of the Securities, together with the Term Sheet, and all references to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registra-



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tion Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy, if any, filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

                  2. AGREEMENTS TO SELL AND PURCHASE. Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein, the Company and each Selling Stockholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at a purchase price of $ ___ per share (the "purchase price per share"), that proportion of the number of Initial Securities set forth in Schedule II opposite the name of the Company or such Selling Stockholder, as the case may be, which the number of Initial Securities set forth in Schedule I opposite the name of such Underwriter under the column "Number of Initial Securities" (or such number of Initial Securities increased as set forth in Section 10 hereof) bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

                  Upon the basis of the representations, warranties and agreements contained herein and subject to all the terms and conditions set forth herein, the Company and the Selling Stock holders, acting severally and not jointly, grant an option (the "over-allotment option") to the Underwriters to purchase, at the purchase price per share, up to 81,680 Option Securities from the Company and up to 593,320 Option Securities from the Selling Stockholders, as set forth in Schedule II. Option Securities may be purchased solely for the purpose of covering over-allotments


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made in connection with the offering of the Securities and, if purchased, shall be purchased first from the Selling Stockholders and then, to the extent that such purchase, together with all previous purchases of Option Securities, exceeds the number of Option Securities of the Selling Stockholders as set forth in Schedule II, from the Company. Such option shall expire at 5:00 P.M., Chicago time, on the 30th day after the date of this Agreement (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). Such over-allotment option may be exercised at any time or from time to time until its expiration. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule I opposite the name of such Underwriter under the column "Number of Initial Securities" (or such number of Initial Securities increased as set forth in Section 10 hereof) bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

                  3. TERMS OF PUBLIC OFFERING. The Company and the Selling Stockholders have been advised by you that the Underwriters propose to make a public offering of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Securities upon the terms set forth in the Prospectus.

                  4. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Delivery to the Underwriters of and payment for the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, at 9:00 A.M., Chicago time, on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof) (the "Closing Date"). The place of closing for the Initial Securities and the Closing Date may be varied by agreement among you, the Company and the Selling Stockholders.

                  Delivery to the Underwriters of and payment for any Option Securities to be purchased by the Underwriters shall be made at the aforementioned office of Skadden, Arps, Slate, Meagher & Flom (Illinois) at such time on such date (an "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the

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Company and the Selling Stockholders of the Underwriters' determination to purchase a number, specified in such notice, of Option Securities. The place of closing for any Option Securities and the Option Closing Date for such Option Securities may be varied by agreement between you, the Company and the Selling Stockholders.

                  Certificates for the Initial Securities and for any Option Securities to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice (it being understood that a facsimile transmission shall be deemed written notice) prior to 9:30 A.M., Chicago time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in Chicago, Illinois or New York, New York, as requested by you in the aforesaid notice, for inspection and packaging not later than 9:30 A.M., Chicago time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. The certificates evidencing the Initial Securities and any Option Securities to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor to the Company and the Selling Stockholders, as applicable, by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian (as defined in Section 6(b)(iv) hereof) pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement (as defined in Section 6(b)(ii) hereof), as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized you, for its account, to accept delivery of, acknowledge receipt of, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Vector, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Under writer whose check has not been received by the Closing Date or the Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  5. AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters as follows:

                           a.  The Company will notify the Underwriters
immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the



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Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceedings for such purpose and (v) during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act of any change, or any event or occurrence which could result in such a change, in the Company's condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the happening of any event, including the filing of any information, documents or reports pursuant to the 1934 Act, that makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to state a material fact required by the 1933 Act or the 1933 Act Regulations to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus to comply with the 1933 Act, the 1933 Act Regulations or any other law. The Company shall use its commercially reason able efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                           b. The Company will give the Underwriters notice
of its intention to prepare or file any amendment to the Registration Statement (including any post-effective amendment), any Rule 462(b) Registration Statement, any Term Sheet or any amendment or supplement to the Prospectus (including any revised prospectus or Term Sheet and preliminary prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus or Term Sheet and preliminary prospectus is required to be filed pursuant to Rule 424(b)), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any Rule 462(b) Registration Statement, Term Sheet, amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall object.



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                           c.  The Company has furnished or will deliver to
the Underwriters and their counsel, without charge, as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Underwriters may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           d. The Company will furnish to each Underwriter,
without charge, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"). If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           e. The Company will comply with the 1933 Act and
the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements and the Company will furnish to the Underwriters such



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number of copies of such amendment or supplement as the Underwriters may reasonably request.

                           f.  During the period of five years hereafter, the
Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and (ii) from time to time such other information concerning the Company as you may reasonably request.

                           g.  The Company will use its commercially reasonable
efforts, in cooperation with counsel to the Underwriters, to qualify the Securities for offering and sale under the applicable securities or Blue Sky laws of such states and other jurisdictions of the United States as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                           h. The Company will make generally available to
its security holders as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                           i.  The Company will use the net proceeds received
by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

                           j.  If, at the time that the Registration Statement
becomes effective, any Rule 430A Information or Rule 434 Information shall have been omitted therefrom, then immediately following the execution of this Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with Rule 430A or Rule 434 and Rule 424(b), copies of a Prospectus or Term Sheet containing such Rule 430A Information and Rule 434 Information, respectively, or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing such Rule 430A Information.

                           k. If the Company elects to rely upon Rule
462(b), the Company shall both file a Rule 462(b) Registration


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Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 P.M. Eastern Time on the date hereof and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                           l. The Company, during the period when the Prospectus
is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                           m. During a period of 90 days from the date of
the Prospectus, the Company will not, without the prior written consent of Vector, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee or director benefit plans of the Company referred to in the Prospectus, or (D) any securities issued as dividends on the Company's Series B Preferred Stock, par value $.001 per share.

                           n.  The Company has furnished or will furnish to
you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders listed on
Schedule III hereto.

                           o. The Company will not waive, modify or amend,
or otherwise release any of the Investors (as defined below) from their obligations under, the sale restrictions contained in the Securities Purchase Agreement, dated as of November 18, 1996, by and among the Company and the persons and entities whose names are set forth on Schedule I thereto, including their respective successors and assigns (the "Investors"), in each case without the prior written consent of Vector.



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                           p. The Company will supply the Underwriters with
copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the 1933 Act.

                           q.  Prior to the Closing Date, the Company shall
furnish to the Underwriters, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                           r.  Prior to the Closing Date, the Company will
issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Securities, without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

                           s.  The Company has not taken, nor will it take,
directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

                           t.  The Company will use its commercially reasonable
efforts to maintain the listing of the Common Stock (including the Securities) on the Nasdaq Small Cap Market ("Nasdaq") and will file with Nasdaq all documents and notices required by Nasdaq of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by Nasdaq. The Company will use its commercially reasonable efforts to obtain approval for the listing of the Common Stock (including the Securities) on the Nasdaq National Market as soon as reasonably practicable from the date of this Agreement.

                  6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.

                           a.  The Company represents and warrants to each
Underwriter that:

                           (i) The Company meets the requirements for use of Form S-2 under the 1933 Act. When the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto becomes effective, at the date of the Prospectus, if different, and at the Closing Date and the Option


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         Closing Date, as the case may be, the Registration Statement, the Rule
         462(b) Registration Statement and any amendments and supplements thereto complied or will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any supplements or amendments thereto will not at the date of the Prospectus, at the date of any such supplements or amendments, or at the Closing Date or the Option Closing Date, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus relating to any Underwriter made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, through Vector expressly for use in the Registration Statement or Prospectus. The Company has not distributed any offering materials in connection with the offering or sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus, the Term Sheet, if applicable, or any other materials, if any, permitted by the 1933 Act or the 1933 Act Regulations.

                           (ii) Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are


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         filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and on the Closing Date (and, if any Option Securities are purchased, on each Option Closing Date), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (iv) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                           (v) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The financial information and statistical data (to the extent derived from or relating to the Company's financial information) relating to the Company set forth in the Prospectus are prepared on an accounting basis consistent with such financial statements.

                           (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business,
         (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class



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         of its capital stock. The Company has no material contingent obligations which are not disclosed in the Registration Statement.

                           (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                           (viii) The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

                           (ix) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of convertible securities referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights; the Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the certificates evidencing the Securities are in due and proper form under Delaware law; the authorized capital stock of the Company, including the Securities, conforms to all statements relating thereto contained in the Prospectus; and the issuance of the

         Securities to be purchased by the Underwriters from the Company is not subject to preemptive or other similar rights. There are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock, in each case other than as described in the Prospectus.

                           (x) Except as disclosed in the Registration
         Statement and except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, (A) the Company is in compliance with all applicable Environmental Laws, (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits, authorizations and approvals, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company and (D) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                           (xi) The Company is not in violation of its Restated Certificate of Incorporation, as amended (the "Charter"), or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, except such defaults which would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, except such conflicts, breaches, defaults, liens, charges or encumbrances which would not, singly or in the aggregate, reasonably be likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, nor will such action result in any violation of the provisions of the Charter or bylaws of the Company or result in a violation of any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

                           (xii) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might, singly or in the aggregate, be expected to result in any material ad verse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company.

                           (xiii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or govern mental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company which are required to be described or referred to in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or referred to therein and filed as required.

                           (xiv) The Company owns or is licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") which are material to the business of the Company as now conducted and as proposed to be conducted, in each case as described in the Prospectus. The description of the Proprietary Rights is correct in all material respects and fairly and correctly describes the Company's rights with respect thereto. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. To the best knowledge of the Company, no Proprietary Rights used by the Company, and no services or products sold by the Company, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company.

                           (xv) No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (or such as may be required by the National Association of Securities Dealers, Inc.
         ("NASD")).

                           (xvi) The Company possesses and is operating in compliance in all material respects with all licenses, certificates, consents, authorities, approvals and permits (collectively, "permits") from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                           (xvii) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforce able against the Company in accordance with its terms,

         (a) except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws and (b) except as enforcement thereof may be subject to (1) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless whether enforceability is considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

                           (xviii) Except as described in the Prospectus, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act which rights have not been waived.

                           (xix) No order preventing or suspending the use of any preliminary prospectus has been issued and no proceedings for that purpose are pending, threatened, or, to the knowledge of the Company, contemplated by the Commission; and to the knowledge of the Company, no order suspending the offering of the Securities in any jurisdiction designated by the Underwriters pursuant to Section 5(g) of this Agreement has been issued and, to the knowledge of the Company, no proceedings for that purpose have been instituted or threatened or are contemplated.

                           (xx) The Company has valid title to its properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances, claims and equities of record. The properties of the Company are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real properties held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company.

                           (xxi) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxii) The Company has conducted and is conducting its business in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company.

                           (xxiii) To the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                           (xxiv) The Company is not now, and after sale of the Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xxv) All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                           (xxvi) The Common Stock is registered pursuant to
         Section 12(g) of the 1934 Act. The Securities have been duly authorized for listing on Nasdaq. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

                           (xxvii) Neither the Company nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date and at any later Option Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Securities.

                           (xxviii) The Company maintains insurance of the types and in amounts adequate for its business and consistent with insurance coverage maintained by similar companies in similar business, including but not limited to, insurance covering clinical trial liability, product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                           (xxix) The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                           (xxx) Except as described in the Prospectus, to the Company's knowledge, there are no rulemaking or similar proceedings before The United States Food and Drug Administration or comparable federal, state, local or foreign government bodies which involve or affect the Company, which, if the subject of an action unfavorable to the Company, could involve a prospective material adverse change in or effect on the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company.

                           (xxxi) The Company has not received any communication (whether written or oral) relating to the termination or threatened termination or modification or threatened modification of any material consulting, licensing, marketing, research and development, cooperative or any similar agreement, including, without limitation, the collaborative research, distribution and license agreements described under the sections of the Prospectus entitled "Business--Corporate Alliance,"

         "Business--Marketing," "Business--Sources of Materials,"
         "Business--Research and Development" and "Business--Patents, Proprietary Information and Trademarks." Each such collaborative, distribution and licensing agreement is in effect substantially as described in such section of the Prospectus.

                           (xxxii) To the knowledge of the Company, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company as described in the Prospectus or such person's performance of his obligations to the Company; and the Company has not received written notice that any consultant or scientific advisor of the Company is in violation of any non-competition, non-disclosure, confidentiality or similar agreement.

                           b.  Each Selling Stockholder severally and not
jointly represents and warrants to each Underwriter that:

                           (i) Such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stock holder hereunder by any material information concerning the Company which is not set forth in the Prospectus.

                           (ii) Such Selling Stockholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement, in the form heretofore furnished by the Representatives (the "Power of Attorney and Custody Agreement"), and to sell, transfer and deliver the Securities to be sold by such Selling Stock holder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by such Selling Stock holder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling

         Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, other than such conflicts, breaches or defaults that individually or in the aggregate would not impair the ability of such Selling Stockholder to perform its obligations under this Agreement, nor will such action result in any violation of the provisions of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's properties.

                           (iii) Such Selling Stockholder has and will on the Closing Date and, if any Option Securities are purchased, on the Option Closing Date have good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                           (iv) Such Selling Stockholder has duly executed and delivered the Power of Attorney and Custody Agreement with Paul M. Frison and J. Donald Payne, or any of them, as attorney(s)-in-fact (the "Attorney(s)-in-Fact") and Harris Trust & Savings Bank, New York, New York, as custodian (the "Custodian"); the Custodian is authorized, subject to the provisions of the Power of Attorney and Custody Agreement, to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment there for; and each Attorney-in-Fact is authorized, subject to the provisions of the Power of Attorney and Custody Agreement, to execute and deliver this Agreement and the certificate referred to in Section 8(d) hereof or that may be required pursuant to Sections 8(h) and 8(j) hereof on behalf of such Selling Stockholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, as provided in Section 2 hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder here-under, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

                           (v) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                           (vi) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by Selling Stockholder of such Selling Stockholder's obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

                           (vii) During a period of 90 days from the date of the Prospectus, such Selling Stockholder will not, with out the prior written consent of Vector, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or cause to be filed any registration statement under the 1933 Act with respect to any of the foregoing or
         (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                           (viii) Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable condi-tional instructions to deliver such Securities to the Under writers pursuant to this Agreement.

                           (ix) Except as previously disclosed in writing to Vector by such Selling Stockholder, neither such Selling Stockholder nor any of such Selling Stockholder's affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the Bylaws of the NASD), any member firm of the NASD.

                  7.  INDEMNIFICATION AND CONTRIBUTION.

                           a.  The Company agrees to indemnify and hold
harmless (i) each Underwriter and (ii) each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective directors, officers, partners and employees of any of the Underwriters or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, without limitation, all reasonable costs of pursuing, investigating and defending any claim, suit or action or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person), directly or indirectly, caused by, related to, based upon or arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information, if applicable, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith.

                           b.  Each Selling Stockholder shall indemnify and
hold harmless each Indemnified Person to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, without limitation, all reasonable costs of pursuing, investigating and defending any claim, suit or action or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person), directly or indirectly, caused by, related to, based upon or arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information, if applicable, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only with respect to any untrue or alleged untrue statements, or omissions or alleged omissions, made in the Registration Statement (or any amendment thereto, including the Rule 430A and 434 Information, if applicable) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to the Selling Stockholder furnished to the Company or the Underwriters expressly for use in the Registration Statement (or any amendment thereto, including the Rule 430A and 434 Information, if applicable) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any Underwriter or any controlling person.

                           c.  If any action, suit or proceeding shall be
brought against any Indemnified Person in respect of which indemnity may be sought against the Company or the Selling Stockholders, such Indemnified Person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Indemnified Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit, investigation or proceeding (including any impleaded parties) include both such Indemnified Person and the indemnifying parties and representation of such Indemnified Person and any indemnifying party by the same counsel would, in the reasonable judgment of the Indemnified Person, be inappropriate due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnified Person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Vector, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, which consent shall not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Indemnified Person, to the extent provided in the preceding paragraph, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                           d.  Insofar as this indemnity agreement may permit
indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 13 thereof.

                           e.  Each Underwriter agrees, severally and not
jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Indemnified

Person, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through Vector expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto. If any action, suit, investigation or proceeding shall be brought against the Company, any of its directors, any such officer, any such controlling person or any such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (e), such Underwriter shall have the rights and duties given to the Company by paragraph (c) above, and the Company, its directors, any such officer, any such controlling person and any such Selling Stockholder shall have the rights and duties given to the Indemnified Persons by paragraph (a) above.

                           f.  If the indemnification provided for in this
Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party under paragraphs (a), (b) or (e) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or judicial determination, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus or, if Rule 434 is used, the corresponding location on the Term Sheet. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company and the Selling Stockholders set forth herein shall be in addition to any liability or obligation the Company and the Selling Stockholders may otherwise have to any Indemnified Person.

                           g.  The Company, the Selling Stockholders and the
Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter (or any of its related Indemnified Persons) shall be required to contribute (whether pursuant to paragraph (a), (b) or (e) or otherwise) any amount in excess of the underwriting discount applicable to the Securities underwritten by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Securities set forth opposite their names in Schedule I hereto (or such numbers of Securities increased as set forth in Section 10 hereof) and not joint.

                           h. No indemnifying party shall, without the prior
written consent of the Indemnified Person, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such action, suit or proceeding.

                           i.  Any losses, claims, damages, liabilities or
expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnified Person, the Selling Stockholders, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder and (iii) any termination of this Agreement.

                           j. The provisions of this Section 7 shall not
affect any agreement among the Company and the Selling Stockholders with respect to contribution.

                  8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Initial Securities hereunder are subject to the following conditions:

                           a.  The Registration Statement, including any Rule
462(b) Registration Statement, shall have become effective on the date hereof; no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A, Rule 430A Information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a Term Sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

                           b. The Underwriters shall have received:

                           (i) The favorable opinion, dated as of the Closing Date, of Fulbright & Jaworski L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                               (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement.

                               (3) To such counsel's knowledge, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified and in good standing would not have, singly or in the aggregate, a material adverse effect on the business or condition, financial or otherwise, of the Company.

                               (4) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Prospectus), and the shares of issued and out standing capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable and none of them have been issued in violation of any preemptive right under the Delaware General Corporation Law (the "DGCL") or the Company's Charter or by-laws or, to such counsel's knowledge, any similar right.

                               (5) The Securities to be sold by the Company pursuant to this Agreement, when issued and delivered in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive right under the DGCL or the Company's Charter or by-laws or, to such counsel's knowledge, any similar right.

                               (6) To such counsel's knowledge, the Company has no subsidiaries.

                               (7) Except as disclosed in the Prospectus, to such counsel's knowledge, there are no other outstanding options, warrants or rights calling for the issuance of, and no commitment, other than pursuant to the LifeCell Corporation Second Amended and Restated 1992 Stock Option Plan, as amended, and

         LifeCell Corporation Second Amended and Restated 1993 Non-Employee Director Stock Option Plan, as amended, to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                               (8) This Agreement has been duly authorized, executed and delivered by the Company.

                               (9) The Registration Statement, as of its effective date and at the Closing Date (except for the financial statements and the notes and schedules thereto and the auditor's report thereon, and any other information of a financial or accounting nature set forth or referred to therein, as to which such counsel need express no opinion), appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

                               (10) Each of the documents incorporated by reference in the Prospectus (except for the financial statements and the notes and schedules thereto and the auditor's report thereon, and any other information of a financial or accounting nature set forth or referred to therein, as to which such counsel need express no opinion), appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as applicable.

                               (11) The form of certificate used to evidence each of the Securities is in due and proper form under the DGCL.

                               (12) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement other than those disclosed therein, and all pending legal or governmental proceedings to which the Company is a party or to which any of its property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                               (13) The information in the Prospectus under "Risk Factors--Patent Infringement Law-suit," "Risk Factors--Shares Eligible for Future Sale," "Risk Factors--Rights of Holders of Series B Preferred Stock," "Business--Corporate Alliance," "Business-- Management" and "Description of Capital Stock," to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

                               (14) To such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, deeds, trusts, notes, leases, subleases, voting trusts, voting agreements or other instruments or agreements required to be described or referred to in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct; and to such counsel's knowledge, no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting trust, voting agreement or other instrument or agreement of the Company.

                               (15) No consent, approval, authorization or other action or filing with any state court, governmental authority or agency was required for the execution and delivery of this Agreement by the Company or is required for the consummation by the Company of the transactions that are the subject of this Agreement, except such as have been obtained under the 1933 Act and the 1934 Act and such as may be required under state securities laws (except that such counsel need express no opinion as to the securities or Blue Sky laws of any state) in connection with the purchase and distribution of the Securities by you.

                               (16) The execution and delivery by the Company of, and the performance by the Company of its agreements in, this Agreement and the consummation of the transactions contemplated hereby will not (a) breach or result in a default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or to which the Company or any of its properties are subject, in each case, which are filed as exhibits to the Registration Statement or to any document incorporated by reference into the Prospectus, (b) violate the Charter or by-laws of the Company or any judgment, decree or order known to such counsel of any court or governmental agency or body applicable to the Company or any of its properties, or (c) violate any applicable provisions of any state or federal statutory law or regulation (except that such counsel need express no opinion as to the securities or Blue Sky laws of any state and no opinion as to the anti-fraud provisions of the federal or any state securities laws).

                               (17) To such counsel's knowledge, the Company possesses and is compliance with all permits issued by the appropriate regulatory body or agency, including the Food and Drug Administration and any foreign regulatory agency performing similar functions, necessary to conduct the business now operated by it, except where the failure to so possess or comply with any permit would not have, singly or in the aggregate, a material adverse effect on the business or condition, financial or otherwise, of the Company. To such counsel's knowledge, there are no proceedings, pending or threatened, which if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business or condition, financial or otherwise, of the Company.

                               (18) To such counsel's knowledge, there is no holder, other than the Selling Stockholders, of any securities of the Company who has the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the 1933 Act of any shares of Common Stock or other securities of the Company, which rights have not been waived.

                               (19) The Company is not an "in vestment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                               (20) All sales by the Company of the Company's capital stock during the three years immediately prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act.

                               (21) Such counsel has been advised by the Commission that the Registration Statement is effective under the 1933 Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted by the Commission.

                           (ii) The favorable opinion, dated as of the Closing Date, of Arnold, White & Durkee, patent counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (1) Patent Applications. Based upon a review of the files available in such counsel's office on October 28, 1997, such counsel is currency prosecuting the following patent applications on behalf of the Company:

                  Australian Patent Application Serial No. 650,045, entitled "Method for Cryopreparation & Dry Stabilization of Vaccines and Viruses," filed on September 10, 1991 and published for issue on September 27, 1994.

                  Australian Patent Application Serial No.94/67405, entitled "Method for Cryopreparation and Dry Stabilization of Vaccines and Viruses," filed on July 13, 1994.

                  Canadian Patent Application Serial No. 2,051,092, entitled "Method for Cryopreparation & Dry Stabilization of Vaccines and Viruses," filed on September 10, 1991.

                  European Patent Application Serial No. 9115480.5, entitled "Method for Cryopreparation & Dry Stabilization of Vaccines and Viruses" filed on September 12, 1991.

                  Japanese Patent Application Serial No. 91/233340, entitled "Method for Cryopreparation & Dry Stabilization of Vaccines and Viruses" filed on September 12, 1991.

                  Canadian Patent Application Serial No. 2089336, entitled "Method for Processing and Preserving Collagen-Based Tissues for Transplantation," filed on February 11, 1993.

                  European Patent Application Serial No. 93/102264.4, entitled "Method for Processing and Preserving Collagen-Based Tissues for Transplantation," filed on February 12, 1993.

                  Japanese Patent Application Serial No. 93/047373, entitled "Method for Processing and Preserving Collagen-Based Tissues for Transplantation" filed on February 12, 1993.

                  United States Patent Application Serial No. 08/759,801, entitled "Method for Processing and Preserving Collagen-Based Tissue for Transplantation," filed December 3, 1996.

                  United States Patent Application Serial No. 08/752,740, entitled "Apparatus for Cryopreserving a Suspension of Biological Material," filed on November 14, 1996.

                  International Patent Application Serial No. PCT/US96/13616, entitled "Reconstituted Skin," filed on August 22, 1996.

                  United States Patent Application Serial No. 08/600,343, entitled "Prolonged Preservation of Blood Platelets," filed on February 13, 1996.

                  International Patent Application Serial No.
                  PCT/US97/02365, entitled "Prolonged Preservation of Blood Platelets," filed February 13, 1997.

                  United States Patent Application Serial No. 08/844,021, entitled "Prolonged Preservation of Blood Platelets," filed on April 18, 1997.

                  United States Patent Application Serial No. 08/852,921, entitled "Prolonged Preservation of Blood Platelets," filed on May 8, 1997.

                  To the best of such counsel's knowledge, the Company is the sole assignee of each of these patent applications and such assignments have been properly recorded in the United States Patent and Trademark Office ("PTO"). To the best of such counsel's knowledge, all pertinent prior art references known to the Company or its counsel during prosecution of these applications have been disclosed to the PTO and other relevant patent offices, and, to the best of such counsel's knowledge, all information submitted to the PTO in connection with the prosecution of these applications has been accurate, and neither such counsel nor the Company has made any intentional misrepresentation to, or has intentionally concealed any fact from, the PTO during prosecution. To the best of such counsel's knowledge, there are no material defects of form in the preparation or filing of these applications, there are no asserted claims of any persons relating to the scope or ownership of the inventions claimed in these applications, and these applications are being diligently prosecuted and none have been finally rejected with no rights to further prosecute or have been abandoned.

                  There can be no assurance that any patent will issue on the above applications or that, if patents are issues, they will be of commercially significant scope or value. To the best of such counsel's knowledge these patent applications are not subject to any liens, security interests, or encumbrances.

                               (2) Patents. The Company is the as signee and record owner of the following patents:

                  United States Patent No. 5,336,616, entitled "Method for Processing and Preserving Collagen-Based Tissues for Transplantation," issued on August 9, 1994.

                  Australian Patent No. 668,703, entitled "Method for Processing and Preserving Collagen-Based Tissues for Transplantation," filed on February 10, 1993 and issued on September 4, 1996.

                  United States Patent No. 5,364,756, entitled "Method for Cryopreparation & Dry Stabilization of Vaccines and Viruses," issued on November 15, 1994.

                  United States Patent No. 5,622,867, entitled "Prolonged Preservation of Blood Platelets," filed on October 19, 1994 and issued on April 22, 1997.

                  To the best of such counsel's knowledge, without any further investigation, the above-listed patents are not subject to any liens, licenses, security interests, or encumbrances, are not the subject of any claims by any persons relating to their scope or ownership, and are not currently the subject of any proceedings in the PTO.

                               (3) Patent Applications. To the best of such counsel's knowledge, the Company is a licensee of the following patents (the "Licensed Patents"):

                  United States Patent No. 4,567,847, entitled "Apparatus and Method for Cryopreparing Biological Tissue for Ultrastructural Analysis," issued February 4, 1986.

                  United States Patent No. 4,619,257, entitled "Apparatus and Method for Cryopreparing Corneal Tissue for Surgical Procedures," issued October 28, 1986.

                  United States Patent No. 4,676,070, entitled "Apparatus and Method of Cryopreparing Corneal Tissue of
                  Ultrastructural Analysis," issued June 30, 1987.

                  United States Patent No. 4,799,361, entitled "Apparatus and Method of Cryopreparing Biological Tissue for Ultrastructural Analysis," issued January 24, 1989.

                  Canadian Patent No. 1,239,291, entitled "Apparatus and Method for Cryopreparing Biological Tissue for
                  Ultrastructural Analysis," issued July 19, 1988.

                  United States Patent No. 4,801,299, entitled "Body Implants of Extracellular Matrix and Means and Methods of Making and Using Such Implants," issued January 31, 1989. (Licensed "Field of Use" excludes cardiovascular replacement vessels of other uses in human cardiovascular prosthesis).

                  Japanese Patent No. 1842777, entitled "Body Implants of Extracellular Matrix and Means and Methods of Making Such Implants," issued July 28, 1993. (Licensed "Field of Use" excludes cardiovascular replacement vessels of other uses in human cardiovascular prosthesis).

                  To the best of such counsel's knowledge, the Company is not in material breach or default of any such licenses. To the best of such counsel's knowledge, there are no asserted claims of any persons relating to the scope or ownership of the Licensed Patents, and the Licensed Patents are not subject to any liens, security interest or encumbrances.

                               (4) Trademarks. The Company is the registered owner of the following trademarks:

                  United States Trademark Registration No. 1,475,428, "LIFECELL," Int'l Class 42, for preparing and preserving tissue samples for later analysis issued February 2, 1988.

                  United States Trademark Registration No. 1,575,705, "LIFECELL PROCESS," Int'l Class 42 preparing and preserving tissue samples for use by others for later analysis, issued on January 2, 1990.

                  United States Trademark Registration No. 1,782,561, "ALLODERM," Int'l Class 10 processed human donor skin for skin replacement, issued on July 20, 1993.

                  European Trademark Application Serial No. 446,831, "ALLODERM," Int'l Class 10 processed human donor skin replacement, filed on January 8, 1997.

                  To the best of such counsel's knowledge, the above-listed trademarks are not subject to any liens, licenses, security interest, or encumbrances, are not the subject of any claims by any persons relating to their scope or ownership, and are not currently the subject of any proceedings in the United States Patent and Trademark Office.

                               (5) Trademark Applications. The firm has prepared the following applications for the Company and, to the best of such counsel's knowledge, the Company is owner thereof:

                  European Trademark Application Serial No. 548,354, "LIFECELL," Int'l Class 10, human and animal tissue for later use, Int'l Class 42 processing & preserving human animal tissue for later use, filed on May 28, 1997.

                  European Trademark Application Serial No. 446,831, "ALLODERM," Int'l Class 10 processed human donor skin for skin replacement, filed on January 8, 1997.

                  To the best of such counsel's knowledge, there are no material defects of form in the preparation or filing of these applications, and these applications are being diligently prosecuted and none have been finally rejected with no rights to further prosecute or have been abandoned.

                  There can be no assurance that any trademark will issue on any of the above applications or that, if trademarks are issued, they will be/are of commercially significant scope or value. To the best of such counsel's knowledge, the above-listed trademarks applications are not subject to any liens, licenses, security interests, or encumbrances, and are not the subject of any claims by any persons relating to their scope or ownership.

                               (6) Other than the information listed above (the "Intellectual Property"), such counsel has conducted no investigation of, and has no knowledge of, any other patents, patent applications, inventions, trademarks, trade names, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses, rights in any thereof or any other intangible property or assets licensed, owned or used by the Company.

                               (7) The description of the Intellectual Property above is, to the best of such counsel's knowledge and belief, correct in all material aspects and fairly describes the Company's rights thereto.

                  To the best of such counsel's knowledge, the Company's patents, trademark and service mark registrations are valid and enforceable and none has lapsed, expired or been abandoned or canceled or is the subject of interference, reexamination, reissue, cancellation or other adversarial or administrative proceedings.

                  To the best or such counsel's knowledge, the Company has complied, in all material respects, with its contractual obligations relating to the protection of the Intellectual Property used pursuant to licenses.

                  To the best of such counsel's knowledge, with exception of the action identified in the following paragraph and the prosecution of the above-listed patent and trademark applications, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person, involving any intellectual property-related rights owned or licensed to the Company, including, but not limited to, claims for misappropriation of proprietary information, infringement, ownership dispute, validity or enforceability challenges, disputes under licenses or other intellectual property-related agreements, unfair competition, or authorized use or disclosure of confidential information, and, to the best of such counsel's knowledge, no such other proceedings are threatened or contemplated.

                  On November 4, 1997, the Company received notice of a complaint filed in the United States District Court for the District of Massachusetts. The complaint alleges that the use of LifeCell's AlloDerm acellular collagen matrix product infringes two patents owned by the Massachusetts Institute of Technology and exclusively licensed to Integra BioSciences Corporation. The Company has obtained an opinion of patent counsel that there is no infringement and plans to vigorously and aggressively pursue its defenses and counterclaims.

                               (8) Such counsel is not aware of any judgement, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any of the Intellectual Property in a manner which would have a material adverse effect on the use of any of the Intellectual Property. It will be appreciated, however, that in the course of prosecuting applications for patent and for registrations of trademarks and service marks the examining authorities frequently issue rejections of the patentability of the claims in patent applications or the registrability of trademarks or service marks. The applicant may often respond to such rejections and at tempt to obtain their withdrawal, and may further, in some instances, appeal to another tribunal. Such nonfinal or appealable objections are excluded from this opinion.

                               (9) Subject to paragraph (7), such counsel is not aware of any proprietary rights or any third party with which any of the products or services sold by the Company conflict.

                               (10) Subject to paragraph (7), such counsel has not received written notice of any pending conflict with or infringement upon any third-party proprietary rights by the Company.

                               (11) Subject to paragraph (7), such counsel is not aware that the Company has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to the Intellectual Property other than in the ordinary course of business.

                               (12) Subject to paragraph (7), such counsel is not aware of any claim asserted by any person with respect to the validity or ownership or the Company's right to use the Intellectual Property.

                               (13) The trademarks and trademark applications referred to in Sections (4) and (5) above were not subject to any cancellation or opposition proceedings.

                  The patents and patent applications referred to in Sections
(1) and (2) above are not currently subject to any interference, reexamination, reissue, or other proceeding and that no maintenance fees were overdue.

                  The patent applications referred to in Section (1) above are pending before the United States Patent & Trademark office and/or the patent office of the foreign countries or the international body listed and are in various stages of prosecution and no guarantee can be given that any patent will issue thereon or that any patent so issued will be of commercially significant scope or value.

                               (14) Nothing has come to such counsel's attention that leads them to believe that, with respect to licenses, patents, trade secrets, copyrights or other proprietary information or know-how owned or used by the Company which are the subject of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iii) The favorable opinion, dated as of the Closing Date, of Hogan & Hartson L.L.P., special FDA regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (1) To such counsel's knowledge, the current FDA regulatory status of AlloDerm is accurately described in all material respects in the Prospectus under the caption "Risk Factors-Government Regulation-AlloDerm," in the first sentence of the third paragraph under the caption "Business-Products and Product Development Activities-Other Potential Applications of AlloDerm," under the caption "Business-Products and Product Development Activities-FDA Status of AlloDerm," in the first sentence of the third paragraph under "Business-Products and Product Development Activities-Injectable AlloDerm" and in the second, third, fourth, fifth, sixth and seventh paragraphs under the caption "Business-Government Regulation."

                               (2) The statements in the Prospectus under the captions "Risk Factors-Government Regulation-Proposed Products" and "Business-Government Regulation," insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug and Cosmetic Act, as amended, the Public Health Services Act, as amended, the National Organ Transplant Act, as amended, and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

                               (3) Nothing has come to their attention that leads them to believe that, with respect to federal regulatory matters which are the subject of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Under writers by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iv) The favorable opinion, dated as of the Closing Date, of Schwartz, Cooper, Greenberger & Krauss, Chartered, counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                               (1) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which such counsel need make no statement) is necessary or required to be obtained by the Selling Stockholders for the performance by each Selling Stockholder of its obligations under this Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

                               (2) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Stockholder named therein and constitutes the legal, valid and binding agreement of such Selling Stockholder.

                               (3) This Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder.

                               (4) Each Attorney-in-Fact has been duly
         authorized by the Selling Stockholders to deliver the Securities on behalf of the Selling Stockholders in accordance with the terms of this Agreement.

                               (5) The execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated herein and in the Registration Statement and compliance by the Selling Stockholders with their respective obligations under this Agreement have been duly authorized by all necessary action on the part of the Selling Stockholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholders may be subject, other than such conflicts, breaches or defaults that individually or in the aggregate would not impair the ability of the Selling Stockholders to perform their respective obligations under this Agreement, nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholders or any law, administrative regulation or, to the knowledge of such counsel, any judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholders or any of their respective properties.

                               (6) To the best of their knowledge and
         information, each Selling Stockholder has full right, power and authority to sell, transfer and deliver such Securities pursuant to this Agreement. By delivery of a certificate or certificates therefor such Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to this Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial
         Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, claim or encumbrance of any kind.

                           (v) The favorable opinion, dated as of the Closing Date, of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Under writers with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus and such other related matters as the Underwriters shall reasonably request.

                           (vi) In giving their opinions required by paragraphs
         (b)(i), (b)(iv) and (b)(v), respectively, of this Section 8, Fulbright & Jaworski L.L.P., Schwartz, Cooper, Greenberger & Krauss, Chartered and Skadden, Arps, Slate, Meagher & Flom (Illinois) shall each additionally state that nothing has come to their attention that leads them to believe that the Registration Statement (except for financial statements and schedules and other financial information included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial information included or incorporated by reference therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date or the Option Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           c.  (i)  There shall not have been, since the
date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) the representations and warranties of the Company in Section 6(a) hereof shall be true and correct with the same force and effect as though expressly made at and as of the Closing Date, except to the extent that any such representation or warranty relates to a specific date, (iii) the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, (iv) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission and (v) the Representatives shall have received a certificate, dated the Closing Date and signed by the President or any Vice President and the chief financial or accounting officer of the Company to the effect set forth in clauses (i), (ii), (iii) and (iv) above.

                           d.  The Underwriters shall have received a
certificate of an Attorney-in-Fact on behalf of each Selling Stockholder, dated as of the Closing Date, to the effect that (i) the representations and warranties of each Selling Stockholder contained in Section 6(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of the Closing Date and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Date.

                           e.  At the time of the execution of this
Agreement, the Underwriters shall have received from Arthur Anderson LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                           f. The Underwriters shall have received from
Arthur Anderson LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to paragraph
(e) of this Section 8, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

                           g. The Securities shall have been approved
for listing on Nasdaq.

                           h.  In the event that the Underwriters exercise their
option provided in Section 2 hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company and the Selling Stockholders hereunder shall be true and correct as of the Option Closing

Date and, at the relevant Option Closing Date, the Underwriters shall have received:

                               (1) A certificate, dated such Option Closing
         Date, of the President or any Vice President of the Company and of the chief financial or accounting officer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 8(c) hereof remains true and correct as of such Option Closing Date.

                               (2) A certificate, dated such Option Closing
         Date, of an Attorney-in-Fact on behalf of each Selling Stockholder confirming that the certificate delivered at the Closing Date pursuant to Section 8(d) hereof remains true and correct as of such Option Closing Date.

                               (3) The favorable opinion of Fulbright & Jaworski L.L.P., in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Sections 8(b)(i) and 8(b)(vi) hereof.

                               (4) The favorable opinion of Arnold, White &
         Durkee, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, to the same effect as the opinion required by Section 8(b)(ii) hereof.

                               (5) The favorable opinion of Hogan & Hartson
         L.L.P., in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, to the same effect as the Opinion required by Section 8(b)(iii) and 8(b)(vi) hereof.

                               (6) The favorable opinion of Schwartz, Cooper, Greenberger & Krauss, Chartered, counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, to the same effect as the opinion required by Section 8(b)(iv) and 8(b)(vi) hereof.

                               (7) The favorable opinion of Skadden, Arps,
         Slate, Meagher & Flom (Illinois), counsel for the Underwriters, dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Sections 8(b)(v) and 8(b)(vi) hereof.

                               (8) A letter from Arthur Anderson LLP in form and substance satisfactory to the Underwriters and dated such Option Closing Date, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 8(f) hereof, except that the "specified date" in the letter furnished pursuant to this Section 8(h)(7) shall be a date not more than three business days prior to such Option Closing Date.

                           i.  At the date of this Agreement, the Underwriters
shall have received lock-up agreements, in form and substance satisfactory to the Underwriters, signed by each of the Company's current officers and directors and each of its stockholders listed on Schedule III hereto.

                           j.  Counsel for the Underwriters shall have
been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

                           k. The NASD shall not have raised any objection with
respect to the fairness and reasonableness of the underwriting terms and arrangements.

                           l.  Any certificate or document signed by any
officer of the Company or any Attorney-in-Fact on behalf of any Selling Stockholder and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company or such Selling Stockholder, as applicable, to each Underwriter as to the statements made therein.

                           m.  If any condition specified in this Section
8 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on an Option Closing Date which is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Date or such an Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 9 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

                  9.  EXPENSES.

                           a.  The Company will pay or cause to be paid
the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each preliminary prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight and charges for counting and packaging) of such copies of the Registration Statement, each preliminary prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stock or other transfer taxes and any stamp taxes in connection with the sale, issuance or delivery of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the sale, issuance or delivery of the Securities; (v) the listing of the Securities on Nasdaq; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters incident to securing any required review by the NASD; and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

                           b.  The Selling Stockholders, severally and
not jointly, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants (other than the fees and disbursements of one counsel for all of the Selling Stockholders selected by them which will be paid by the Company).

                           If this Agreement shall terminate or shall be
terminated after execution pursuant to any provisions hereof (otherwise than pursuant to Section 10(b) or pursuant to clauses (ii), (iii), (iv) and (v) of
Section 11(a) hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or any of the Selling Stockholders to comply, in any material respect, with the terms or fulfill, in any material respect, any of the conditions of this Agreement, the Company shall reimburse the Representatives for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                           c.  The provisions of this Section shall not
affect any agreement that the Company and the Selling Stock holders may make for the sharing of such costs and expenses.

                  10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective: (i) upon the execution and delivery hereof by or on behalf of the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company or any of the Selling Stockholders by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company and the Selling Stockholders.

                           If one or more of the Underwriters shall fail
on the Closing Date to purchase the Initial Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                           a.  if the number of Defaulted Securities does
not exceed 10% of the number of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                           b.  if the number of Defaulted Securities
exceeds 10% of the number of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                           No action taken pursuant to this Section shall
relieve any defaulting Underwriter from liability in respect of its default.

                           In the event of any such default which does
not result in a termination of this Agreement, either the Representatives or the Company and any Selling Stockholder shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

                           Any notice under this Section 10 may be given
by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                  11.  TERMINATION OF AGREEMENT.

                           a.  The Underwriters may terminate this Agreement,
by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Date, or Option Closing Date, as the case may be, (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (ii) if there has occurred any change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in your judgement, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the over-the-counter markets has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or markets or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Illinois authorities, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your judgement materially and adversely affects or may materially or adversely affect the business or operations of the Company and its subsidiaries or (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your judgement has a material adverse effect on the securities markets in the United States, and would in your judgement make it impracticable or inadvisable to market the Securities or to enforce any contract for the sale thereof. Notice of such termination may be given by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                           b.  If this Agreement is terminated pursuant
to this Section 11, such termination shall be without liability of any party to any other party except as provided in Section 9 and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

                  12. INFORMATION FURNISHED BY THE UNDERWRITERS. The information set forth in the last paragraph on the cover page, the stabilization and passive market making legends on the inside front cover page, and the statements under the caption "Underwriting" in any preliminary prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(a) and 7 hereof.

                  13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company at the office of the Company, at 3606 Research Forest Drive, The Woodlands, Texas 77381, Attention:
President and Chief Executive Officer, with a copy to Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100 Houston, Texas 77010, Attention: Robert E. Wilson; (ii) if to the Selling Stockholders, to Schwartz, Cooper, Greenberger & Krauss, Chartered, 180 N. La Salle St., Suite 2700, Chicago, Illinois 60601,
Attention: _____; or (iii) if to you, as Representatives of the several Underwriters, care of Vector Securities International, Inc., 1751 Lake Cook Road, Suite 350, Deerfield, Illinois 60015, Attention: Syndicate Department.

                  14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed within the State of Illinois. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  15. SUCCESSORS. This Agreement has been and is made solely for the benefit of the several Underwriters, the Selling Stockholders, the Company, its directors and officers, the other persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                     Very truly yours,

                                     LIFECELL CORPORATION


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                     [Paul M. Frison or J. Donald Payne]


                                     By:
                                        ---------------------------------------
                                        As Attorney-in-Fact acting on
                                        behalf of the Selling
                                        Stockholders named in Schedule II hereto


Confirmed as of the date first above mentioned on behalf of themselves and the other several Underwriters named in Schedule I hereto.

VECTOR SECURITIES INTERNATIONAL, INC.
GRUNTAL & CO., L.L.C.

   As Representatives of the Several Underwriters

By VECTOR SECURITIES INTERNATIONAL, INC.


By:
   --------------------------------------
   Vice President

                                   SCHEDULE I



                                                                              Number of Initial
                                                                              Securities
                                                                              -----------------

Vector Securities
 International, Inc..........................................................
Gruntal & Co., L.L.C.........................................................
                                                                              ---------

         Total............................................................... 4,500,000
                                                                              =========

                                   SCHEDULE II



                                                                                                Maximum
                                                                               Number of       Number of
                                                                                Initial         Option
                                                                              Securities      Securities
                                                                              To Be Sold      To Be Sold
                                                                              ----------      ----------

LifeCell Corporation.................................................          4,000,000          81,680
Allstate Insurance Company...........................................            295,789         593,320
EPEC Insurance Ventures, Inc.........................................            204,211               0
                                                                               ---------       ---------
         Total.......................................................          4,500,000         675,000
                                                                               =========         =======

                                 INSTRUCTIONS

                     (For completing the Power of Attorney
                             and Custody Agreement)

                 A. You have been sent seven copies of the Power of Attorney and Custody Agreement (the "Agreement"). Please complete and return all seven copies of the Agreement together with your stock certificate(s) and/or warrant certificate(s) as set forth in Instruction E below. One completed copy of the Agreement and your stock certificate(s) and/or warrant certificate(s) will be retained by the Custodian and one completed copy of the Agreement will be delivered to each of the Attorneys-in-Fact, the Representatives, counsel for the Selling Stockholders and you.

                 B.       Complete the information required by Schedule I and
Schedule II attached hereto.

                 C. Each copy of the Agreement and each stock certificate and stock power deposited hereunder must be executed by you, with your signature on the Agreement and the stock certificate(s) and the accompanying stock power guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm at the New York Stock Exchange. Please sign the stock certificate(s), stock power and the Agreement exactly as your name appears on your stock certificate(s) or warrant certificate(s).

                 D. Any warrant certificates deposited hereunder must be accompanied by (i) a fully completed and executed Exercise Subscription Form (in the form attached to the warrant certificate), (ii) payment of the exercise price and (iii) a duly executed stock power with respect to the Shares to be issued upon exercise of the warrant, with the signature guaranteed as described in Instruction C above.

                 E. Warrant certificates, related stock powers, endorsed stock certificate(s), or stock certificate(s) with the stock powers attached, along with all seven executed copies of the completed Agreement, should be promptly returned by hand delivery or certified mail appropriately insured to:

                          Harris Trust & Savings Bank
                          88 Pine Street, 19th Floor
                          Wall Street Plaza
                          New York, New York 10505

If sent through the mail, it is recommended that the stock certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the stock certificate(s).

                 F. If any stock or warrant certificate that you submit represents a greater number than the Shares to be sold by you, the Custodian will cause to be delivered to you a stock certificate for the excess number of shares within ten days after the closing of the sale to the Underwriters.

                 G. Please contact Paul M. Frison or J. Donald Payne if any information or representation included in the Agreement should change at any time prior to the closing and the Offering.

                 H. The Custodian will execute the Agreement and the attached Acknowledgement and Receipt and deliver a signed copy of each to you.

                 I. If the undersigned has granted the Underwriters an option to purchase additional shares of Common Stock owned by the undersigned pursuant to overallotment options, then the maximum number of Shares which may be purchased by the Underwriters from the undersigned (assuming exercise in full of the over-allotment option) must be delivered to the Custodian as provided herein.

                                                -----------------------------
                                                (Name of Selling Stockholder)


                    POWER OF ATTORNEY AND CUSTODY AGREEMENT
                          for Sale of Common Stock of
                              LIFECELL CORPORATION



Paul M. Frison and
J. Donald Payne,
  As Attorneys-in-Fact
c/o LifeCell Corporation
3606 Research Forest Drive
The Woodlands, Texas  77381


Harris Trust & Savings Bank,
  As Custodian
88 Pine Street, 19th Floor
Wall Street Plaza
New York, New York 10505

Gentlemen:

                 LifeCell Corporation, a Delaware corporation (the "Company"), the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders") propose to sell certain shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") to certain underwriters (the "Underwriters"), for whom Vector Securities International, Inc. ("Vector") and Gruntal & Co., L.L.C. will act as representatives (the "Representatives"), for distribution of the Common Stock under a Registration Statement on Form S-2, Registration Statement No. 333-37123 (the "Registration Statement"), to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place. The shares of Common Stock which the undersigned proposes to sell to the Underwriters, as set forth on Schedule I hereto, pursuant to an underwriting agreement hereinafter mentioned (the "Underwriting Agreement"), are referred to herein as the "Shares."

1.       Appointment and Powers of Attorneys-in-Fact.

                 (a) Subject to subsection (g) of this Section, the undersigned hereby irrevocably makes, constitutes and appoints Paul M. Frison and J. Donald Payne (the "Attorneys-in-Fact"), or either of them or their successors, its true and lawful agent and attorney-in-fact, with full power of substitution, with the full power and authority, in the name and on behalf of the undersigned to do or cause to be done any of the following things as fully as could the undersigned if personally present and acting:

                 (i) prepare, execute and deliver the Underwriting Agreement, in the form of the proofs, dated November 24, 1997, delivered to the undersigned herewith, receipt of which is acknowledged, including the making of all representations and the preparation, execution and delivery of all agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned, provided that the Attorneys-in-Fact shall have no authority to expand the scope of the representations, warranties, covenants or indemnification agreements made by the undersigned in this Agreement or the Underwriting Agreement;

                 (ii) negotiate, determine and agree upon (A) the price at which the Shares will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement, (B) the underwriting discount with respect to the Shares, and (C) the price at which the Shares will be sold to the Underwriters by the Selling Stockholders pursuant to the Underwriting Agreement; provided that such price is not less than $____ per share;

                 (iii) sell, assign, transfer and deliver the Shares to the Underwriters pursuant to the Underwriting Agreement, and sign, date and deliver to the Underwriters certificates for the Shares so sold (including pursuant to the exercise of warrants to purchase Shares which are deposited with the Custodian as provided in
         Section 2 hereof);

                 (iv) take any and all steps and do all things which the Attorneys-in-Fact in their sole discretion may consider necessary or desirable in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such orders, instructions, undertakings, representations and agreements and the taking of any and all other steps as the Attorneys-in-Fact may in their sole discretion deem necessary or advisable in connection with or to carry out the sale of the Shares to the Underwriters (provided that no Selling Stockholder shall be required to subject itself to taxation in any such state or jurisdiction or consent to general service of process in any such state or jurisdiction);

                 (v) order and instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor, including, without limitation, with respect to (A) the transfer on the books of the Company of the certificates representing the Shares to be sold by the undersigned (including the names in which the new certificates are to be issued and the denominations thereof), (B) the delivery to or for the account of the Underwriters of the certificate(s) representing such Shares against receipt by the Custodian of the purchase price to be paid therefor and (C) the remittance to the undersigned of the proceeds less transfer taxes, if any, from any sale of the Shares to be sold by the undersigned;

                 (vi) provide, in accordance with and as required by the Underwriting Agreement, for the payment of expenses of the offering and sale of the Common Stock covered by the Registration Statement;

                 (vii) accept and acknowledge receipt of any and all documents delivered or deliverable to the undersigned as a Selling Stockholder, and any and all checks, drafts or funds payable to the undersigned as a result of the sale of Shares pursuant to the Underwriting Agreement; and

                 (viii) otherwise take all actions and do all things reasonably necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the preparation, execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriters and the reoffering of the Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

                 (b) Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorney-in-Fact by this Agreement, and the act of any Attorney-in-Fact shall be the act of the Attorneys-in-Fact. Each Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

                 (c) Each Attorney-in-Fact shall have full power to make and substitute any Attorney-in-Fact in his place and stead, and the undersigned hereby ratifies and confirms all that the Attorneys-in-Fact or such substitute or substitutes shall do by virtue of this Agreement. All actions hereunder may be taken by any one of the persons named herein as Attorney-in-Fact or their respective substitutes. In the event of the death or incapacity of any Attorney-in-Fact, the remaining Attorney-in-Fact shall appoint a substitute therefor. The term "Attorney-in-Fact" as used herein shall include their respective substitutes.

                 (d) The Custodian, the Representatives, the Company and all other person dealing with the Attorneys-in-Fact as such may conclusively rely and shall incur no liability, except as otherwise provided herein, for acting upon any instrument or other writing believed in good faith to be genuine and to be signed by one or more of the Attorneys-in-Fact; each Attorney-in-Fact may act upon any instrument or other writing believed by him in good faith to be genuine and to be signed or presented or caused to be sent by the proper person.

                 (e) The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder, except that they shall be entitled to receive from the Company reimbursement of any out-of-pocket expenses incurred under this Agreement.

                 (f) The Attorneys-in-Fact shall pay on behalf of the undersigned all transfer and similar taxes, if any, imposed on the sale, transfer and delivery to the Underwriters of the Shares to be sold by the undersigned, and the undersigned will advance to the Attorneys-in-Fact or reimburse them in the full amount of any such taxes.

2.       Appointment of Custodian; Deposit of Shares;
         Acceptance and Receipt of Certificate(s).

                 (a) In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints Harris Trust & Savings Bank as Custodian (the "Custodian") and herewith deposits with the Custodian (i) one or more warrant certificates to purchase Common Stock, each accompanied by a fully completed Exercise Subscription Form, payment of the exercise price and a duly executed stock power with respect to the Shares to be issued upon the exercise of such warrants, and/or (ii) one or more endorsed certificates for Common Stock or certificate and related stock power, which, together with the Shares to be issued upon exercise of any warrants deposited with the Custodian, represent not less than the total number of Shares subject to sale by the undersigned to the Underwriters, which number is set forth on
Schedule I hereto. Each certificate for Common Stock so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. Each warrant certificate is accompanied by a fully completed Exercise Subscription Form, payment of the exercise price and a duly executed stock power with respect to the Shares to be issued upon the exercise of such warrants, bearing the signature of the undersigned and guaranteed as provided in Instruction C. The Custodian is hereby authorized and directed subject to the instructions of the Attorneys-in-Fact, (i) to hold in custody the certificate or certificates deposited herewith, (ii) to effect the exercise of warrants deposited hereunder for Shares of Common Stock at any time following receipt of warrant certificates, payment of the exercise price and fully completed Exercise Subscription Forms, (iii) to cause the number of Shares which are to be sold by the undersigned pursuant to the Underwriting Agreement to be transferred on the books of the Company into such names as the Attorneys-in-Fact shall have instructed the Custodian, (iv) to cause to be issued, against surrender of the certificate(s) representing such Shares, new certificates for such Shares registered in such names and in such denominations as the Attorneys-in-Fact shall have instructed the Custodian, (v) to purchase all stock transfer tax stamps necessary, if any, in connection with the transfer of such shares, (vi) upon the instructions of the Attorneys-in-Fact, to deliver such new certificates to the Underwriters against payment therefor in accordance with the Underwriting Agreement, (vii) to give receipt for such payment and to deposit such payment in an account in the name of the Custodian,
(viii) within one business day after the Closing Date (as defined in the Underwriting Agreement), to pay the amount in such account to the undersigned, and (ix) to return or cause the Company's transfer agent to return to the undersigned new certificate(s) for Common Stock representing the number of shares deposited hereunder that are not sold pursuant to the Underwriting Agreement. The Attorneys-in-Fact will notify the Custodian, at least two full business days prior to the Closing Date, of the names and denominations in which the new certificates are to be issued pursuant to this paragraph (provided that the Attorneys-in-Fact have received such names and denominations from the Underwriters).

                 (b) Until the Shares have been delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the certificate(s) deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such certificate(s) which right is subject to this Agreement and the Underwriting Agreement.

                 (c) The Custodian shall acknowledge its acceptance of this Agreement and receipt of the certificate(s) deposited under this Agreement by executing and returning to the undersigned a copy of this Agreement with the attached Acknowledgement and Receipt completed and executed.

3.       Sale of Shares; Remitting Net Proceeds.

                 The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian or the Company's transfer agent to deliver certificates for the Shares to the Representatives, as provided in the Underwriting Agreement, against delivery to the Attorneys-in-Fact for the account of the undersigned of the purchase price of the Shares, at the time and in the funds specified in the Underwriting Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and shall promptly deposit such proceeds with the Custodian. The Custodian shall promptly remit to the undersigned its proportionate share of the proceeds (net of the undersigned's proportionate share of the Underwriters' discount and any applicable stamp, transfer or similar taxes).

4.       Representations, Warranties and Agreements.

                 The undersigned represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorneys-in-Fact, the Custodian and the Underwriters as follows:

                 (a) The undersigned is not prompted to sell the Securities to be sold by such Selling Stockholder pursuant to the Underwriting Agreement by any material information concerning the Company which is not set forth in the Prospectus.

                 (b) The undersigned has the full right, power and authority to enter into this Agreement and the Underwriting Agreement, and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder. The execution and delivery of this Agreement and the Underwriting Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, other than such conflicts, breaches or defaults that individually or in the aggregate would not impair the ability of the Selling Stockholders to perform their respective obligations under this Agreement, nor will such action result in any violation of the provisions of the charter or bylaws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's properties.

                 (c) The undersigned has and will on the Closing Date and, if any Option Securities are purchased from such Selling Stockholder, on the Option Closing Date have good and marketable title to the Securities to be sold by such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to the Underwriting Agreement; and upon delivery of such Securities and payment of the purchase price therefor as therein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                 (d) No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the undersigned of such Selling Stockholder's obligations hereunder or in the Underwriting Agreement, or in connection with the sale and delivery of the Securities under the Underwriting Agreement, or the consummation of the transactions contemplated by the Underwriting Agreement, except such as may have previously been made or obtained or as may be required under the Securities Act or the rules and regulations promulgated thereunder or state securities laws.

                 (e) During a period of 90 days from the date of the Prospectus, the undersigned will not, without the prior written consent of Vector, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or cause to be filed any registration statement under the Securities Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold under the Underwriting Agreement.

                 (f) Except as previously disclosed in writing to the Representatives, neither the undersigned nor any of such Selling Stockholder's affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the Bylaws of the National Association of Securities Dealers, Inc. (the "NASD"), any member firm of the NASD.
                 (g) The undersigned is not acting in a fiduciary capacity or as a nominee, custodian or agent in selling his Shares.

                 (h) The undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein (as the same shall have been amended or supplemented through the date hereof, and (i) the undersigned has no actual knowledge that the Registration Statement or such preliminary prospectus (as so amended or supplemented) contains, to the extent that any statements or omissions therein are made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the information contained in such preliminary prospectus (as so amended or supplemented) with respect to the undersigned is complete and correct in all material respects.

                 (i) Except as otherwise disclosed on Schedule II hereto, the undersigned is not directly or indirectly an affiliate of or associated with any member of the NASD.

                 (j) Upon execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the extent set forth in Section 6 of the Underwriting Agreement and agrees to make contributions as set forth in Section 7 of the Underwriting Agreement.

                 (k) Upon execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as a Selling Stockholder in the Underwriting Agreement.

                 (l) The undersigned agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company, the Selling Stockholders or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing, to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

                 (m) The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the preliminary prospectus and the prospectus or other material permitted by the Securities Act.

                 (n) The undersigned has read and is familiar with the relevant opinion to be rendered pursuant to Section 8(b)(iv) of the Underwriting Agreement. The undersigned knows of no reason why such opinion should not be issued.

                 The foregoing representations, warranties and agreements are made for the benefit and may be relied upon by the other Selling Stockholders, the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholders in the Underwriting Agreement.

5.       Irrevocability of Instruments; Termination of this Agreement.

                 (a) This Agreement, the deposit of the Shares, pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Shares (to the extent provided in the Underwriting Agreement), to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably (to the extent provided in Section 1(g) hereof) empowering and securing to them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable beginning at 5:00 P.M. on the business day specified in Section 1(g) hereof and ending on February 28, 1998 and shall remain in full force and effect during such period. The undersigned further agrees that this Agreement is an agency coupled with an interest and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the undersigned or by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned or any other Selling Stockholder or, if the undersigned or any other Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned or such Selling Stockholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, the Custodian, any of the Underwriters or any other person, the Attorneys-in-Fact and the Custodian shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under this Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement as if such event had not occurred.

                 (b) If the sale of the Shares contemplated by this Agreement is not completed by February 28, 1998 or if the public offering of Common Stock contemplated by the Registration Statement shall have occurred but the Underwriters shall not have exercised in full their option to purchase the Shares as set forth in the Underwriting Agreement within the time prescribed therein, this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates for warrants and/or the Shares deposited hereunder not purchased by the Underwriters, together with any assignments or stock powers delivered therewith.

6.       Liability and Indemnification of the Attorneys-in-Fact and Custodian.

                 (a) The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to hold and dispose of the Shares, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian and their respective officers, agents, successors, assigns and personal representatives, severally and not jointly, from and against any and all liabilities, costs, damages, judgments, attorneys' fees and disbursements, expenses, losses or liabilities of any kind or nature, including the costs and expenses of defending against any claim of liability, with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Underwriting Agreement.

                 (b) The indemnification provided for hereunder shall survive the expiration of this Agreement and the resignation or removal of the Custodian. The undersigned hereby agrees that the Attorneys-in-Fact and the Custodian may consult with counsel of their own choice (who may be counsel for the Company) and that the Attorneys-in-Fact and the Custodian shall have full and complete authorization and protection for any action taken or suffered by them hereunder in good faith and in accordance with the opinion of such counsel.

                 (c) Notwithstanding anything in this Agreement to the contrary, in no event shall the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits).

7.       Interpretation.

                 (a) The interpretation of any provision of this Agreement relating to the obligation or responsibility of the undersigned to pay expenses shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

                 (b) The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

                 (c) The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

                 (d) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 (e) The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and Custody Agreement this ______ day of November, 1997.

            (To be signed exactly as name appears on Certificate(s))


                                    ALLSTATE INSURANCE
                                    COMPANY


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

Agreed:

LIFECELL CORPORATION


By:
   ---------------------------
   Name
   Title:


LifeCell Corporation
3606 Research Forest Drive
The Woodlands, Texas  77381

(NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange.)


Signature guaranteed by:


------------------------------
Name:
Title:

                 IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney and Custody Agreement this ______ day of November, 1997.

            (To be signed exactly as name appears on Certificate(s))


                                    EPEC INSURANCE VENTURES,
                                    INC.


                                    By:
                                       ----------------------------
                                       Name:
                                       Title:

Agreed:

LIFECELL CORPORATION


By:
   ---------------------------
   Name
   Title:


LifeCell Corporation
3606 Research Forest Drive
The Woodlands, Texas  77381


(NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange.)


Signature guaranteed by:


------------------------------
Name:
Title:

ACCEPTED by the Attorneys-in-Fact             ACCEPTED by the Custodian
as of the date above set forth:               as of the date above set forth:

---------------------------------               --------------------------------
                                              By:
---------------------------------                -------------------------------


                         SEE THE ATTACHED INSTRUCTIONS

                                   SCHEDULE I


                  Certificate(s) for Shares of Common Stock of

                              LIFECELL CORPORATION

                                deposited under

                    Power of Attorney and Custody Agreement


Warrant or                    Number of Share of                          Number of Shares of
Stock                         Common Stock Repre-                         Common Stock from such
Certificate                   sented by Warrant or                        Warrant or Stock Certifi-
Number                        Stock Certificate                           cate Subject to Sale(1)
-------------                 --------------------                        --------------------------
-------------                 --------------------                        --------------------------

-------------                 --------------------                        --------------------------

-------------                 --------------------                        --------------------------

-------------                 --------------------                        --------------------------
                                            Total:
                                                                          --------------------------
Number of shares owned beneficially:                                                                 (2)
                                                                                     --------------

-----------------
  (1) If fewer than all shares represented by a warrant or stock certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold. Date of Purchase: __________________;
         Purchase Price: ____________________.

  (2) The term "beneficially," when used in connection with the ownership of securities, means (a) any interest in a security which entitles a person to any of the rights or benefits of ownership even though such person may be the owner of record or (b) securities owned by such person directly or

                                                             (continued...)
                                          18

                                  SCHEDULE II

                 List of NASD Affiliates of Selling Stockholder






----------------
(...continued)

         indirectly, including those held by such person for such person's benefit (regardless of how registered) and securities held by others for such person's benefit (regardless of how registered), such as by custodians, brokers, nominees, pledgees, etc., and including securities held by an estate or trust in which such person has an interest as legatee or beneficiary, securities owned by a partnership of which such person is a partner, securities held by a personal holding company of which such person is a Stockholder, etc., and securities held in the name of such person's spouse, minor children and any relative (sharing the same home). A "beneficial owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

                          (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

                          (2) Investment power which includes the power to dispose, or to direct the disposition of such security.

         A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security, as defined in the preceding sentence at any time within sixty days, including but not limited to, any right to acquire:

                          (1) through the exercise of any option, warrant or right; or

                          (2)     through the conversion of a security; or

                          (3) pursuant to the power to revoke a trust, discretionary account, or similar arrangement.

                          ACKNOWLEDGEMENT AND RECEIPT

                 ___________________, as custodian, acknowledges acceptance of the duties of custodian under the foregoing Power of Attorney and Custody Agreement and receipt of the certificates referred thereunder and any stock powers relating thereto.


Dated:  __________________, 1997


                                                                , as Custodian
                                        ------------------------


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:





                                       20